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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2004

                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-W11)

                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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
Delaware                                 333-112237                             77-0599834
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
(State or Other Jurisdiction of          (Commission File Number)               (I.R.S. Employer Identification
Incorporation)                                                                  Number)

1100 Town & Country Road, Suite 1100 Orange, California     92868
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

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                                       2


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                       3


SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On October 8, 2004, a series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W11 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of an initial pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Initial Mortgage Loans"). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of approximately $1,399,998,464.82 as of October 1, 2004 (the "Cut-off Date"). The Depositor also deposited with the Trustee approximately $293,018,120.89 into the Group I Pre-Funding Account and $106,983,414.29 into the Group II Pre Funding Account which will be used to purchase subsequent Mortgage Loans from the period from the Closing Date up to and including the 90th day following the Closing Date. The Initial Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 6, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc., Barclays Capital Inc. and BNP Paribas Securities Corp. (the "Underwriters"), pursuant to an Underwriting Agreement, dated October 6, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

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                                       4


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                    INITIAL CERTIFICATE    PASS-THROUGH                      INITIAL CERTIFICATE      PASS-THROUGH
       CLASS       PRINCIPAL BALANCE(1)        RATE             CLASS       PRINCIPAL BALANCE(1)          RATE
 -----------------------------------------------------------------------------------------------------------------------
  A-1              $ 1,012,000,000           Variable      Class M-4            $ 31,500,000            Variable
  A-2              $ 147,500,000             Variable      Class M-5            $ 32,400,000            Variable
  A-3              $ 182,400,000             Variable      Class M-6            $ 26,100,000            Variable
  A-4              $ 39,600,000              Variable      Class M-7            $ 25,200,000            Variable
  M-1              $ 49,500,000              Variable      Class M-8            $ 25,200,000            Variable
  M-2.....         $ 55,800,000              Variable      Class M-9            $ 22,500,000            Variable
  M-3              $ 53,100,000              Variable      Class M-10           $ 18,000,000            Variable
 =======================================================================================================================

(1) Approximate.

                  The Certificates, other than the Class M-11 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October [ ], 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-11 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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                                       5


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

               Exhibit No.                                                Description
               -----------                                                -----------
                   4.1                     Pooling  and  Servicing  Agreement,  dated as of October 1, 2004,  by and among Argent  Securities Inc. as Depositor,  Ameriquest  Mortgage Company
                                           as Master  Servicer and Deutsche Bank  National  Trust Company as Trustee
                                           relating to the Series 2004-W11 Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 6, 2004

                                                     ARGENT SECURITIES INC.


                                                     By: /s/ John P. Grazer
                                                        -------------------
                                                     Name:   John P.Grazer
                                                     Title:  CFO

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                                Index to Exhibits


                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement,  dated as of October 1, 2004,               7
                       by and among Argent  Securities Inc. as Depositor,  Ameriquest
                       Mortgage   Company  as  Master   Servicer  and  Deutsche  Bank
                       National  Trust  Company  as  Trustee  relating  to the Series
                       2004-W11 Certificates.




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                                   Exhibit 4.1